SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       Form 8-K

                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934



                                     Date of Report:
                                    December 4, 1995



                                     SALOMON INC
             (Exact name of registrant as specified in its charter)



    Delaware                  I-4346                         22-1660266
(State of Incorporation)(Commission File No.)(I.R.S.Employer Identification No.)



 Seven World Trade Center, New York, New York                 10048
(Address of Principal Executive Offices)                    (Zip Code)



                                  (212) 783-7000
                          (Registrant's Telephone No.)





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Item 5.  Other Events

         On December 04, 1995, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99 and incorporated herein by reference in its entirety.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Salomon Inc
                                                    (Registrant)


Date:   December 4, 1995                      By:   /s/ Richard Carbone
                                                          Controller

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                                 EXHIBIT INDEX


                                                        Page number in
Exhibit           Description                      sequential numbering system

   99             Copy of December 4, 1995 press release
                  (Salomon Equity Partnership Plan)

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